CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio

(each, a “Fund” and together, the “Funds”)

Supplement to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

On May 28, 2025, UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), each Fund’s investment adviser, entered into a definitive agreement (the “Purchase Agreement”) with O’Connor Alternative Investments, LLC (“O’Connor Alternative Investments”), an indirect wholly owned subsidiary of Cantor Fitzgerald, L.P., pursuant to which O’Connor Alternative Investments will acquire UBS AM (Americas)’s O’Connor investment platform (the “Transaction”). As part of the Transaction, it is expected that the O’Connor investment management and support teams, which include each Fund’s portfolio management team, will transition to O’Connor Alternative Investments, subject to certain conditions. O’Connor Alternative Investments has no operating history and has recently registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser. The Transaction is expected to close with respect to the Funds during the first quarter of 2026, subject to regulatory and investor approvals and other customary closing conditions. The Transaction was previously disclosed to shareholders in a supplement dated May 28, 2025 to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

At a meeting held on October 6, 2025, each Fund’s Board of Trustees (each, a “Board”) unanimously approved (i) a new investment management agreement between each Fund and O’Connor Alternative Investments and (ii) the nomination of four individuals, who currently oversee other registered investment companies advised by Cantor Fitzgerald Investment Advisors, L.P., an affiliate of O’Connor Alternative Investments that has been registered with the SEC as an investment adviser since 2011, for election as Trustees of each Fund to succeed the current Trustees (together, the “Proposals”).

At its October 6, 2025 meeting, the Boards also approved convening a joint special meeting of each Fund’s shareholders on December 15, 2025 (the “Special Meeting”) to ask shareholders of each Fund to approve the Proposals.

The Transaction will not close with respect to a Fund unless the Fund obtains the requisite vote of its shareholders approving the Proposals at the Special Meeting or at an adjournment of the Special Meeting. If the shareholders of a Fund do not approve the Proposals with respect to the Fund, UBS AM (Americas) will remain investment adviser to each Fund and the current Trustees will consider other alternatives, including a new or modified request for shareholder approval of a new investment management agreement with O’Connor Alternative Investments, retaining a new investment adviser for the Fund (which also would need to be approved by shareholders of the Fund), or the possible liquidation and closing of the Fund.

The Funds will mail a proxy statement to Fund shareholders of record as of October 10, 2025 providing additional information regarding the Special Meeting and the Proposals.

Shareholders should retain this supplement for future reference.

Dated: October 6, 2025	16-1025 for CS-PRO COM-SUMPRO TRCRS-PRO TRCRS-SUMPRO 2025-006